UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2014

TAKE-TWO INTERACTIVE SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-29230	51-0350842
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

622 Broadway, New York, New York	10012
(Address of principal executive offices)	(Zip Code)

(646) 536-2842

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 16, 2014, the stockholders of Take-Two Interactive Software, Inc. (the “Company”) approved certain amendments (the “Plan Amendments”) to the Take-Two Interactive Software, Inc. 2009 Stock Incentive Plan (the “Plan”) at the Company’s annual meeting of stockholders (the “Annual Meeting”). Additional information regarding the results of the Company’s Annual Meeting is set forth below in this Report under Item 5.07.

The Plan Amendments increase the share reserve under our 2009 Stock Incentive Plan by 5,000,000 shares of common stock to 27,208,954 shares and expand the class of eligible participants to include all consultants. In addition, the stockholders of the Company re-approved the performance goals specified in the Plan for purposes of Section 162(m) of the Code.

The foregoing description of the Plan Amendments is qualified in its entirety by the full text of the Plan incorporating the Plan Amendments, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

On September 16, 2014, the Company held its Annual Meeting in New York, New York. As of the record date for the Annual Meeting, the Company had 83,862,100 shares of Common Stock issued and outstanding. At the Annual Meeting, 75,612,520 shares of Common Stock were represented in person or by proxy. The following matters were submitted to a vote of the stockholders at the Annual Meeting:

(a)              Votes regarding the election of the persons named below as directors for a term expiring at the annual meeting of stockholders in 2015 and until their respective successors have been duly elected and qualified were as follows:

	For	Withhold
Strauss Zelnick	66,613,197	1,871,005
Robert A. Bowman	67,665,609	818,593
Michael Dornemann	53,656,559	14,827,643
J Moses	53,656,759	14,827,443
Michael Sheresky	53,562,285	14,921,917
Susan Tolson	67,925,538	558,664

There were 7,128,318 Broker Non-Votes for the directors.

Based on the votes set forth above, the foregoing persons were duly elected to serve as directors, for a term expiring at the annual meeting of stockholders in 2015 and until their respective successors have been duly elected and qualified.

(b)              Votes regarding the approval of the Plan Amendments to increase the available shares reserved thereunder by 5,000,000, and expand the class of eligible participants to include all consultants, and re-approval of the performance goals specified in the Plan for purposes of Section 162(m) of the Code were as follows:

For	Against	Abstain	Broker Non-Votes
44,812,900	23,317,902	353,400	7,128,318

Based on the votes set forth above, the Plan Amendments and the performance goals were duly approved by our stockholders.

(c)               Advisory votes regarding the approval of the compensation of the named executive officers were as follows:

For	Against	Abstain	Broker Non-Votes
65,708,049	370,612	2,405,541	7,128,318

Based on the advisory votes set forth above, the compensation of the named executive officers was duly approved, on an advisory basis, by our stockholders.

(d)              Votes regarding ratification of the appointment of Ernst & Young LLP as independent auditors of the Company to serve for the fiscal year ending March 31, 2015, were as follows:

For	Against	Abstain
74,005,324	1,247,778	359,418

Based on the votes set forth above, the appointment of Ernst & Young LLP as independent auditors of the Company to serve for the fiscal year ending March 31, 2015 was duly ratified by our stockholders.

Item 9.01.                                        Financial Statements and Exhibits.

(d)              Exhibits. The following exhibit is being filed herewith:

10.1                                           Amended and Restated Take-Two Interactive Software, Inc. 2009 Stock Incentive Plan (incorporated by reference to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on July 28, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TAKE-TWO INTERACTIVE SOFTWARE, INC.
(Registrant)

By:	/s/ Linda Zabriskie
Linda Zabriskie
Vice President, Associate General Counsel and Secretary

Date:  September 17, 2014

EXHIBIT INDEX

Exhibit	Description

10.1

Amended and Restated Take-Two Interactive Software, Inc. 2009 Stock Incentive Plan (incorporated by reference to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on July 28, 2014).